UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2023

ORCHARD THERAPEUTICS PLC

(Exact name of Registrant as Specified in Its Charter)

England and Wales	001-38722	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Hammersmith Road

London W6 8PW

United Kingdom

(Address of Principal Executive Offices; Zip Code)

Registrant’s Telephone Number, Including Area Code: +44 (0) 203 808 8286

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing ten ordinary shares, nominal value £0.10 per share	ORTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into Material Definitive Agreement

On October 5, 2023, Orchard Therapeutics plc, a public limited company incorporated under the laws of England and Wales (the “Company”), entered into a Transaction Agreement (the “Transaction Agreement”) with Kyowa Kirin Co., Ltd., a Japanese joint stock company (kabushiki kaisha) (“Purchaser”).

The Transaction Agreement provides, among other things, that subject to the terms and conditions thereof, Purchaser and/or its Nominee (as defined in the Transaction Agreement) will acquire the entire issued and to be issued share capital of the Company pursuant to a scheme of arrangement under Part 26 of the U.K. Companies Act 2006 (the “Scheme of Arrangement” and such acquisition, the “Transaction”).

Pursuant to the Transaction Agreement, at the effective time of the Scheme of Arrangement (the “Effective Time”), all voting and non-voting ordinary shares of the Company, each with a nominal value of £0.10 per share (“Company Ordinary Shares”), issued and outstanding as of the Effective Time will be transferred to Purchaser and/or its Nominee, and the holders of Company Ordinary Shares will have the right to receive (a) $16.00 in cash, without interest, per American Depositary Share (“ADS”), each representing 10 Company Ordinary Shares (or $1.60 in cash, without interest, per Company Ordinary Share (the “Cash Consideration”)), plus (b) 10 contractual contingent value rights (each, a “CVR”) per ADS, which each represent the right to receive a contingent payment of $0.10 in cash (or one CVR per Company Ordinary Share), without interest, if a certain milestone is achieved, pursuant to the Contingent Value Rights Agreement (the “CVR Agreement”) to be entered into between Purchaser and a rights agent mutually agreeable to the Company and Purchaser (the “Rights Agent”) in connection with the completion of the Transaction.

The Company’s Board of Directors (the “Board”), acting upon the recommendation of a transaction committee of the Board, has unanimously resolved (i) that the entry into the Transaction Agreement, and the implementation of the Transaction and Scheme of Arrangement is fair to the Company and the Company shareholders and likely to promote the success of the Company for the benefit of the Company shareholders as a whole, (ii) to approve the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Transaction and the Scheme of Arrangement, (iii) to unanimously recommend to the Company shareholders to vote to approve the Scheme of Arrangement at the meetings and pass the special resolution to amend the Company’s organizational documents and approve such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement (the “Company Shareholder Resolutions”) at the general meeting of the Company shareholders and (iv) to submit the Scheme of Arrangement for approval by the Company shareholders.

Conditions to the Transaction

The respective obligations of the Company and Purchaser to consummate the Transaction are subject to the satisfaction or waiver of a number of customary conditions, including: (1) approval by the Company shareholders of the Scheme of Arrangement and the passing of the Company Shareholder Resolutions; (2) all required consents and expirations or terminations of waiting periods be obtained or have occurred; (3) compliance by the other party in all material respects with such other party’s obligations under the Transaction Agreement; (4) accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Transaction Agreement; (5) sanction of the Scheme of Arrangement by the High Court of Justice of England and Wales (the “Court”); (6) the absence of any law or order prohibiting consummation of the Transaction; and (7) the execution of the CVR Agreement.

Representations and Warranties; Covenants

The Transaction Agreement contains customary representations and warranties given by the Company and Purchaser. The Transaction Agreement also contains customary pre-closing covenants, including the obligation of the Company to conduct its business in the ordinary course of business and covenants by each of the parties to refrain from taking specified actions without the consent of the other party. The parties have agreed to use their respective reasonable best efforts to complete the Transaction as promptly as reasonably practicable, including in obtaining each third party consent or regulatory approval necessary, proper or advisable to complete the Transaction. The Transaction Agreement also provides that, during the period from the date of the Transaction Agreement until the Effective Time, the Company is subject to certain restrictions on its ability to solicit alternative acquisition proposals from third parties, to provide information to third parties, to engage in discussions with third parties regarding alternative acquisition proposals or to change the recommendation of the Board in favor of the Transaction, subject to customary exceptions.

Treatment of Equity Awards and Warrants

Prior to the Effective Time, each holder of a vested option to acquire Company Ordinary Shares (each, a “Company Share Option”) that has a per share exercise price that is less than the Cash Consideration (each, an “In-the-Money Vested Company Option”) will be provided the opportunity to exercise such holder’s In-the-Money Vested Company Option for such period determined by the Board that ends on or prior to the tenth Business Day (as defined within the Transaction Agreement) prior to the Effective Time.

By virtue of the Transaction, at the Effective Time, each (i) In-the-Money Vested Company Option, (ii) vested and outstanding restricted share units relating to Company Ordinary Shares (each, a “Company RSU”), and (iii) vested and outstanding restricted share unit relating to the Company Ordinary Shares and subject to performance vesting (each, a “Company PSU”) will automatically and without any action on the part of Purchaser, the Company or the holder thereof be cancelled and automatically converted into the right to receive for each underlying Company Ordinary Share (in the case of Company PSUs, determined based on maximum level of achievement for all performance objectives) (y) an amount in cash from Purchaser equal to the excess of the Cash Consideration over the per share exercise price, if any, of such award and (z) one CVR.

Additionally, by virtue of the Transaction, at the Effective Time, each (a) unvested Company Share Option that has a per share exercise price that is less than the Cash Consideration (each, an “Unvested In-the-Money Option”) (b) Company Share Option, whether vested or unvested, with an exercise price per share equal to or greater than the Cash Consideration, (c) Company RSU that is outstanding and unvested immediately prior to the Effective Time and (d) Company PSU that is outstanding and unvested as of immediately prior to the Effective Time will automatically and without any action on the part of Purchaser, the Company or the holder thereof, be canceled at the Effective Time without payment of any consideration being made in respect thereof.

Purchaser will, conditional on the closing of the Transaction, implement a new transitional cash plan (“Transitional Cash Plan”) and grant (or procure the grant of) cash awards (each, a “Transition Award”) under such Transitional Cash Plan to all holders of Unvested In-the-Money Options, and unvested Company RSUs and/or Company PSUs (the “Unvested Awards”). The Transitional Award will be equal to the aggregate of the value of (i) the excess, if any, of the Cash Consideration over the per share exercise price, if any, for each Company Ordinary Share underlying such Unvested Awards (in the case of Company PSUs, determined based on maximum level of achievement for all performance objectives) (the “Unvested Cash Consideration”), and (ii) one CVR for each Company Ordinary Share underlying such Unvested Award (in the case of Company PSUs, determined based on maximum level of achievement for all performance objectives) (the “Unvested CVR Consideration”), less any required deductions and withholdings for income tax and National Insurance contributions or social security contributions. The Unvested Cash Consideration and the Unvested CVR Consideration shall vest and be paid pursuant to the holders original terms, subject to the holder’s continued service with Purchaser and its subsidiaries through each applicable vesting date; provided, however, that any portion of the Transition Award that, per the terms of the original Unvested Award, remains outstanding and unvested as of December 31, 2024, shall vest on December 31, 2024 (subject to the holder’s continued service with Purchaser and its subsidiaries through such date).

The Company’s obligations, including to deliver alternative consideration, under each warrant that is outstanding and unexercised as of immediately prior to the Effective Time, shall continue to be satisfied by the Company if, as and when required, in accordance with their terms.

Termination and Termination Fees

The Transaction Agreement contains certain customary termination rights for both Purchaser and the Company, including, among others, if (1) the Transaction is not consummated on or before 11:59 p.m. Eastern Time on April 30, 2024 (the “End Date”), (2) a governmental authority of competent jurisdiction has issued a final non-appealable governmental order prohibiting the Transaction, (3) the Company shareholders do not provide the requisite approvals for the Transaction at the applicable shareholder meetings or (4) the Court declined or refused to sanction the Transaction. In addition, Purchaser may terminate the Transaction Agreement in certain circumstances, including if (a) the Board has changed its recommendation in favor of the Transaction or recommends in favor of an alternative transaction, (b) following the commencement of a tender or exchange offer related to Company securities, the Board does not (i) state that it recommends such tender or exchange offer, (ii) does not express an opinion or is unable to take a position with respect to such tender or exchange offer or (iii) fails to reaffirm the recommendation of the Board, (c) following an Acquisition Proposal (as defined in the Transaction Agreement) (other than an Acquisition Proposal in the circumstances described in clause (b) above) the Board fails to (i) publicly affirm the Board’s recommendation to approve the Scheme of Arrangement and (ii) recommend that the holders of Company Ordinary Shares and ADS reject such Acquisition Proposal, in each case within five Business Days upon receipt of a written request from Purchaser to do so or, if earlier, prior to the Company shareholder meetings, and (d) a willful breach of the Company’s non-solicitation obligations. The Company may terminate the Transaction Agreement in certain circumstances, including (1) following a material uncured breach by Purchaser of its representations or covenants that would cause a closing condition to not be satisfied and (2) in order to enter into a definitive agreement providing for a “superior proposal.”

Under the Transaction Agreement, the Company will be required to make a cash payment to Purchaser equal to $3,860,000 if the Transaction Agreement is terminated in certain circumstances, including (1) in the circumstances described in clauses (a), (b), (c) and (d) in the preceding paragraph; (2) if the Company terminates the Transaction Agreement in order to enter into a definitive agreement providing for a “superior proposal” (3) if the Transaction has not been consummated by the End Date; or (4) a material uncured breach by the Company of its representations or covenants that would cause a closing condition to not be satisfied; provided that in the case of (3) and (4), after the date of the Transaction Agreement and prior to the termination of the Transaction Agreement, an Acquisition Proposal shall have been made to the Board or the Company’s management or have been publicly announced or made publicly known and shall not have been publicly withdrawn without qualification at least four Business Days prior to such termination and within 12 months of the date the Transaction Agreement is so terminated, (x) a definitive agreement providing for an Acquisition Proposal is entered into, or (y) an Acquisition Proposal is consummated. The Company will reimburse expenses of $3,000,000 to Purchaser if the Transaction Agreement is terminated because (1) Company shareholders do not approve the Transaction at the applicable shareholder meetings or (2) the Court declines or refuses to sanction the Scheme of Arrangement.

Contingent Value Rights Agreement

At or prior to the Effective Time, Purchaser and the Rights Agent will enter into the CVR Agreement governing the terms of the CVRs to be received by the Company shareholders and holders of certain Company Share Options, Company RSUs and Company PSUs. The CVRs represent the right to receive contingent payments, payable to the Rights Agent for the benefit of the holders of CVRs, if regulatory approval is granted by the U.S. Food and Drug Administration for the commercial marketing and sale of OTL-200 in the United States of America for the treatment or prevention of metachromatic leukodystrophy (“MLD”), which includes as an intended patient population (for clarity, in addition to any other patient cohorts, if any) both (i) children (or pediatric patients) with late infantile forms of MLD, and (ii) children (or pediatric patients) with early juvenile forms of MLD, in each case that are pre-symptomatic or without clinical manifestations of the disease, on or before 11:59 p.m. Eastern Time on December 31, 2024.

The right to the contingent consideration as evidenced by the CVR Agreement is a contractual right only. The CVRs will not be transferable, except in the limited circumstances specified in the CVR Agreement, will not be evidenced by certificate or other instrument and will not be registered or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Purchaser or the Company.

There can be no assurance that the milestone set forth in the CVR Agreement will be achieved and that the resulting payments will be required of Purchaser. The minimum payment on each CVR is zero and the maximum payment on each CVR is $0.10 in cash.

The foregoing description of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of CVR Agreement, which is provided as Annex D of the Transaction Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference.

Irrevocable Undertakings

In connection with the Transaction, the Company has received irrevocable undertakings from each of the Company’s directors and executive officers to vote or procure votes in favor of the Company Shareholder Resolutions to be proposed at the meeting under the Scheme of Arrangement and the Company’s general meeting in respect of their own entire beneficial holdings of Company Ordinary Shares (the “Irrevocable Undertakings”).

The Irrevocable Undertakings to vote in favor of each of the Company Shareholder Resolutions, therefore, represent, in aggregate, approximately 4.3% of the issued and outstanding Company Ordinary Shares as of October 3, 2023 (being the latest practicable date prior to the date of this report).

The foregoing description of the Irrevocable Undertakings does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Irrevocable Undertakings, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Additional Information

The foregoing description of the Transaction, the Scheme of Arrangement and the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement (including the Form of Scheme of Arrangement attached thereto), which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Transaction Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company or Purchaser.

The Transaction Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Transaction Agreement reflect negotiations between the parties to the Transaction Agreement and are not intended as statements of fact to be relied upon by the Company’s or Purchasers’ security holders or any other person. In particular, the representations, warranties, covenants and agreements in the Transaction Agreement may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Transaction Agreement, and having been made for purposes of allocating risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations and warranties in the Transaction Agreement may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 4, 2023, in connection with approving the Transaction Agreement, the Board, effective upon the execution of the Transaction Agreement, approved the grant of cash bonuses to Bobby Gaspar, the Chief Executive Officer of the Company, in the amount of $350,000 and Frank Thomas, the Chief Operating Officer of the Company, in the amount of $275,000 (the “Transaction Bonuses”). The Transaction Bonuses are contingent and payable only upon the closing of the Transaction, and were adopted by the Board to, among other reasons, recognize significant contributions with respect to the consummation of the Transaction.

Item 7.01	Regulation FD Disclosure

On October 5, 2023, Purchaser and the Company issued a joint press release announcing the entry into the Transaction Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Additional Information and Where to Find It

In connection with the proposed transaction between Purchaser and the Company, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a Proxy Statement, the definitive version of which (if and when available) will be mailed to the Company security holders. The Company may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which the Company may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF THE COMPANY, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain a free copy of the Proxy Statement and other relevant documents containing important information about Purchaser, the Company and the proposed transaction (if and when they become available) once such documents are filed with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at ir.orchard-tx.com or by contacting the Company’s Investor Relations Department at investors@orchard-tx.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2023 annual general meeting of shareholders, which was filed with the SEC on April 27, 2023, and subsequent statements of beneficial ownership on file with the SEC. The Company shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Company directors and executive officers in the transaction, which may be different than those of the Company shareholders generally, by reading the Proxy Statement if and when it is filed with the SEC and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Purchaser, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” “explore,” “evaluate,” “predict,” “project,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s or Purchaser’s control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, are not guarantees of future results and are inherently subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors and uncertainties that may cause such a difference include, but are not limited to, risks and uncertainties surrounding: (i) the completion of the proposed transaction on anticipated terms and timing, including in connection with obtaining shareholder and regulatory approvals, the sanction of the High Court of Justice of England and Wales, satisfaction of other closing conditions to consummate the acquisition, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Company’s business and other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; (iii) the Company’s ability to implement its business model and strategic plans for its product, product candidates and pipeline, and challenges inherent in developing, commercializing, manufacturing, launching, marketing and selling existing and new products; (iv) significant transaction costs associated with the proposed transaction; (v) potential litigation relating to the proposed transaction; (vi) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans, operations and collaborations, and including as a result of diverting the attention of the Company’s and Purchaser’s management from ongoing business operations; (vii) the ability of the Company to retain and hire key personnel; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) legislative, regulatory and economic developments affecting the Company’s business; (x) general economic and market developments and conditions; (xi) the evolving legal, regulatory and tax regimes under which the Company operates; (xii) potential business uncertainty, including changes to existing business relationships, during the pendency of the transaction that could affect the Company’s financial performance; (xiii) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiv) the risk that the Company may be unable to obtain governmental and regulatory approvals required for the proposed transaction, or that required governmental and regulatory approvals may delay the consummation of the proposed transaction or result in the imposition of conditions that could reduce the anticipated benefits from the proposed transaction or cause the parties to abandon the proposed transaction; (xv) unpredictability and severity of catastrophic events, including, but not limited to, global pandemic, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xvi) potential delays or failures related to research, clinical trials and/or development of the Company’s programs or product candidates, which are based on novel gene therapy and (xvii) the risks related to non-achievement of the CVR milestone and that holders of the

CVRs will not receive payments in respect of the CVRs. Additional factors that may affect the future results of the Company are set forth in the Company’s filings with the SEC, including the Company’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 under the headings “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning the Company and its business, including factors that potentially could materially affect the Company’s business, financial conditions or operating results, may emerge from time to time. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and reflect the views stated therein with respect to future events as at such dates, even if they are subsequently made available by the Company on its website or otherwise. Readers should also carefully review the risk factors described in other documents that the Company files from time to time with the SEC. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1*	Transaction Agreement, dated October 5, 2023, by and between Orchard Therapeutics plc and Kyowa Kirin Co., Ltd. (Form of CVR Agreement included as Annex D thereto).

10.1	Form of Irrevocable Undertaking, dated October 5, 2023.

99.1**	Joint Press Release of Kyowa Kirin Co., Ltd. and Orchard Therapeutics plc, dated October 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules to the Transaction Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the SEC upon request by the Commission; provided, that Kyowa Kirin Co., Ltd. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHARD THERAPEUTICS PLC

Date: October 5, 2023	By:	/s/ Frank E. Thomas
	Name:	Frank E. Thomas
	Title:	President and Chief Operating Officer